UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2014

NCL CORPORATION LTD.

(Exact name of Registrant as specified in its charter)

Bermuda

(State of Incorporation)

333-128780

(Commission File Number)

20-0470163

(I.R.S. Employer Identification No.)

7665 Corporate Center Drive Miami, Florida	33126
(Address of principal executive offices)	(Zip Code)

(305) 436-4000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Norwegian Cruise Line Holdings Ltd. (“NCLH,” “we” or “our”) previously announced, pursuant to Rule 135c of the Securities Act of 1933, as amended (the “Securities Act”), the intent of its subsidiary, NCL Corporation Ltd. (“NCLC”), to offer $680 million aggregate principal amount of senior unsecured notes due 2019 through a private placement. A copy of the press release announcing the notes offering is furnished with this report as Exhibit 99.1 and is incorporated herein by reference.

In connection with the proposed offering of the notes, NCLC is providing potential investors with certain pro forma financial information, which is furnished with this report as Exhibit 99.2 and is incorporated herein by reference.

This report does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful.

The Registrant is furnishing the information under this Item 7.01 in this Current Report on Form 8-K to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Registrant’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Certain statements in this Current Report on Form 8-K and the exhibits hereto constitute, and certain oral statements made from time to time by our representatives may constitute, forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts, including, without limitation, those regarding our business strategy, financial position, results of operations, plans, prospects and objectives of management for future operations (including development plans and objectives relating to our activities), are forward-looking statements. Many, but not all, of these statements can be found by looking for words like “expect,” “anticipate,” “goal,” “project,” “plan,” “believe,” “seek,” “will,” “may,” “forecast,” “estimate,” “intend” and “future” and similar words. Forward-looking statements do not guarantee future performance and may involve risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these risks, uncertainties and other factors include, but are not limited to:

•	the effects of costs incurred in connection with NCLC’s acquisition of Prestige Cruises International, Inc. (“Prestige”) and the related transactions, including the notes offering (the “Transactions”)
•	the debt incurred or assumed in connection with the Transactions and the integration of the Prestige business;
•	our ability to realize, or delays in realizing, the anticipated benefits, including synergies, of the Transactions;
•	the possibility that our operating results may differ from the pro forma information presented in this filing;
•	the assumption of certain potential liabilities relating to Prestige’s business;
•	the diversion of management’s attention away from operations as a result of the integration of Prestige’s business;
•	the effect that the Transactions may have on employee relations and on our ability to retain key personnel;
•	general guest uncertainty related to the Transactions;
•	the adverse impact of general economic conditions and related factors, such as fluctuating or increasing levels of unemployment, underemployment and fuel prices, declines in the securities and real estate markets, and perceptions of these conditions that decrease the level of disposable income of consumers or consumer confidence;
•	changes in cruise capacity, as well as capacity changes in the overall vacation industry;
•	intense competition from other cruise companies, as well as non-cruise vacation alternatives which could affect our ability to compete effectively;
•	our substantial indebtedness, including the ability to generate the necessary amount of cash to service our existing debt and to repay our credit facilities;
•	negative publicity surrounding the cruise industry;
•	changes in fuel prices and/or other cruise operating costs;
•	the risks associated with operating internationally, including changes in interest rates and/or foreign currency exchange rates;
•	our efforts to expand our business into new markets;
•	the continued borrowing availability under our credit facilities and compliance with our financial covenants;
•	the significant portion of our assets pledged as collateral under our existing debt agreements and the ability of our creditors to accelerate the repayment of our indebtedness;
•	our ability to incur significantly more debt despite our substantial existing indebtedness;
•	the impact of volatility and disruptions in the global credit and financial markets, which may adversely affect our ability to borrow and could increase our counterparty credit risks, including those under our credit facilities, derivatives, contingent obligations, insurance contracts and new ship progress payment guarantees;

•	adverse events impacting the security of travel, such as terrorist acts, acts of piracy, armed conflict and threats thereof and other international events;
•	the impact of any future changes relating to how external distribution channels sell and market our cruises;
•	our reliance on third parties to provide hotel management services to certain of our vessels and certain other services;
•	the impact of any future increases in the price of, or major changes or reduction in, commercial airline services;
•	the impact of the spread of epidemics and viral outbreaks;
•	the delivery schedules and estimated costs of new ships, the impact of delays, costs and other factors resulting from ship repairs, maintenance and refurbishment of our ships;
•	the impact of problems encountered at shipyards and any potential claim, impairment loss, cancellation or breach of contract in connection with our contracts with shipyards;
•	the impact of seasonal variations in passenger fare rates and occupancy levels at different times of the year;
•	the uncertain political environment in countries where we operate;
•	the impact of weather and natural disasters;
•	accidents and other incidents affecting the health, safety, security and vacation satisfaction of guests or causing damage to ships, which could cause the modification of itineraries or cancellation of a cruise or series of cruises;
•	our ability to obtain insurance coverage on terms that are favorable or consistent with our expectations;
•	the impact of any breaches in data security or other disturbances to our information technology and other networks;
•	our ability to keep pace with developments in technology;
•	the impact of amendments to our collective bargaining agreements for crew members and other employee relation issues;
•	the continued availability of attractive port destinations;
•	our ability to attract and retain key personnel and qualified shipboard crew, maintain good relations with employee unions, maintain or renegotiate our collective bargaining agreements on favorable terms and prevent any disruptions in work;
•	the control of our business by our sponsors;
•	changes involving the tax, environmental, health, safety, security and other regulatory regimes in which we operate;
•	the impact of pending or threatened litigation, investigations and enforcement actions;
•	increases in our future fuel expenses related to implementing International Maritime Organization regulations, which require the use of higher-priced low sulfur fuels in certain cruising areas; and
•	the implementation of regulations in the U.S. requiring U.S. citizens to obtain passports for travel to additional foreign destinations.

The above examples are not exhaustive and new risks emerge from time to time. Our forward-looking statements are based on our current beliefs, assumptions, expectations, estimates and projections regarding our present and future business strategies and the environment in which we will operate in the future. These forward-looking statements speak only as of the date made. Except as required by law, we expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any change of events, conditions or circumstances on which any such statement was based.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Text of press release, dated November 3, 2014.
99.2	Pro forma financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2014	NCL CORPORATION LTD.
	By:	/s/ WENDY A. BECK
Wendy A. Beck Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of press release, dated November 3, 2014.
99.2	Pro forma financial information.